Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund	March 31, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 179.8% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 42.0%
AP Core Holdings LLC 10.340% (LIBOR01M + 5.500%) due 09/01/2027 ~		$8,641	$8,426
Carnival Corp. 6.655% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	15,916	17,046
Comexposium 4.969% (EUR012M + 4.000%) due 03/28/2026 ~		21,515	19,833
Cromwell EREIT Lux Finco SARL 3.949% (EUR003M + 1.500%) due 11/21/2024 «~		6,800	6,893
Diamond Sports Group LLC 12.775% (LIBOR03M + 8.150%) due 05/25/2026 ~		$19,161	18,083
DirecTV Financing LLC 9.840% (LIBOR01M + 5.000%) due 08/02/2027 ~		4,671	4,506
Envision Healthcare Corp.
12.701% due 04/29/2027		24,285	24,042
16.326% due 04/28/2028		55,860	41,569
Gateway Casinos & Entertainment Ltd.
12.803% due 10/15/2027		46,079	45,676
13.073% due 10/18/2027	CAD	10,053	7,373
Gibson Brands, Inc. 9.919% (LIBOR03M + 5.000%) due 08/11/2028 ~		$6,221	4,985
Instant Brands Holdings, Inc. 9.953% (LIBOR03M + 5.000%) due 04/12/2028 ~		18,605	7,402
Intelsat Jackson Holdings SA 9.082% due 02/01/2029		12,276	12,174
LifeMiles Ltd. 10.203% (LIBOR03M + 5.250%) due 08/30/2026 ~		6,400	6,040
Market Bidco Ltd. 9.427% due 11/04/2027	GBP	18,102	19,809
NAC Aviation 29 DAC 6.945% due 06/30/2026		$20,191	17,465
Oi SA 1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		29,964	2,351
Poseidon Bidco SASU 8.265% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	19,500	20,513
Profrac Services LLC TBD% - 12.420% due 03/04/2025		$11,523	11,465
Project Quasar Pledgco SLU TBD% - 5.896% (EUR003M + 3.250%) due 03/15/2026 «~	EUR	10,636	11,087
Promotora de Informaciones SA 7.555% (EUR003M + 5.250%) due 12/31/2026 ~		29,650	29,878
Promotora de Informaciones SA (5.305% Cash and 5.000% PIK) 10.305% (EUR003M + 2.970%) due 06/30/2027 ~(b)		5,264	5,214
PUG LLC 8.340% (LIBOR01M + 3.500%) due 02/12/2027 ~		$10,755	7,851
Quantum Bidco Ltd. 10.129% due 01/29/2028	GBP	20,000	22,174
Republic of Cote d'lvoire 7.985% (EUR003M + 5.000%) due 03/19/2027 «~	EUR	800	820
SCUR-Alpha 1503 GmbH
TBD% due 03/30/2030		$8,000	7,040
TBD% due 03/30/2030	EUR	5,200	4,963
Sigma Bidco BV 7.468% due 07/02/2025	GBP	20,000	23,120
Softbank Vision Fund 5.000% due 12/21/2025 «		$26,134	24,607
Steenbok Lux Finco 2 SARL TBD% (LIBOR03M + 10.000%) due 06/30/2023 ~	EUR	9,933	4,760
Steenbok Lux Finco 2 SARL (10.750% PIK) 10.750% (EUR003M) due 06/30/2023 ~(b)		56,118	40,167
Sunseeker TBD% - 5.550% (LIBOR03M + 5.500%) due 10/31/2028 ~		$22,100	20,841
Syniverse Holdings, Inc. 11.898% due 05/13/2027		47,866	42,616
Team Health Holdings, Inc. 7.590% (LIBOR01M + 2.750%) due 02/06/2024 ~		10,338	8,891
Telemar Norte Leste SA
1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		3,866	303
1.750% due 02/26/2035		2,363	185
U.S. Renal Care, Inc.
9.875% (LIBOR01M + 5.000%) due 06/26/2026 ~		30,255	20,687
10.375% (LIBOR01M + 5.500%) due 06/26/2026 ~		5,590	3,822
Veritas U.S., Inc. 9.840% (LIBOR01M + 5.000%) due 09/01/2025 ~		8,225	6,290

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

Viad Corp. 9.922% due 07/30/2028		6,107	5,847
Windstream Services LLC 8.807% due 02/23/2027 «		16,810	15,633

Total Loan Participations and Assignments (Cost $713,812)			602,447

CORPORATE BONDS & NOTES 35.1%
BANKING & FINANCE 12.9%
ADLER Group SA
1.875% due 01/14/2026	EUR	4,300	1,865
2.250% due 04/27/2027		1,800	747
Agps Bondco PLC 3.250% due 08/05/2025		2,500	1,098
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026		20,927	19,526
2.625% due 04/28/2025		7,000	6,939
3.625% due 09/24/2024		5,301	5,475
7.677% due 01/18/2028 •		6,500	5,937
8.000% due 01/22/2030 •		1,603	1,556
10.500% due 07/23/2029		16,766	17,660
Claveau Re Ltd. 21.934% (T-BILL 3MO + 17.250%) due 07/08/2028 ~(j)		$3,400	2,562
Corestate Capital Holding SA 1.375% due 11/28/2049 ^	EUR	7,300	1,267
Corsair International Ltd.
7.772% due 01/28/2027 •		1,700	1,816
8.122% due 01/28/2029 •		1,100	1,169
Credit Suisse AG AT1 Claim ^		$800	46
Credit Suisse Group AG
0.650% due 01/14/2028 •		200	180
1.250% due 07/17/2025 •		100	102
2.125% due 09/12/2025 •	GBP	100	114
2.125% due 10/13/2026 •	EUR	400	397
2.250% due 06/09/2028 •	GBP	100	104
2.875% due 04/02/2032 •	EUR	500	453
3.091% due 05/14/2032 •		$500	403
3.250% due 04/02/2026 •	EUR	300	308
3.288% (EUR003M + 1.000%) due 01/16/2026 ~		1,800	1,820
4.194% due 04/01/2031 •(j)		$500	445
6.537% due 08/12/2033 •(j)		250	258
7.000% due 09/30/2027 •	GBP	200	248
7.750% due 03/01/2029 •	EUR	800	950
Fairfax India Holdings Corp. 5.000% due 02/26/2028 (j)		$18,350	16,076
FloodSmart Re Ltd.
18.270% (T-BILL 3MO + 13.000%) due 03/01/2024 ~(j)		3,920	3,714
22.020% (T-BILL 3MO + 16.750%) due 03/01/2024 ~(j)		1,120	988
Hestia Re Ltd. 14.184% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		2,347	1,936
Jefferson Capital Holdings LLC 6.000% due 08/15/2026 (j)		4,680	3,976
Sanders Re Ltd. 16.434% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		4,164	3,805
SVB Financial Group
1.800% due 02/02/2031 ^(c)		3,175	1,813
2.100% due 05/15/2028 ^(c)		400	241
3.125% due 06/05/2030 ^(c)		500	291
3.500% due 01/29/2025 ^(c)		200	126
4.000% due 05/15/2026 ^(c)(g)		500	33
4.345% due 04/29/2028 ^(c)		1,300	791
4.570% due 04/29/2033 ^(c)		4,000	2,324
Uniti Group LP
6.000% due 01/15/2030 (j)		21,202	12,430
6.500% due 02/15/2029 (j)		26,904	16,445
10.500% due 02/15/2028 (j)		6,343	6,158
Veraison Re Ltd. 16.684% (T-BILL 1MO + 12.000%) due 03/10/2031 ~		1,600	1,633
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 (j)		49,287	38,937

			185,162

INDUSTRIALS 20.4%
Altice Financing SA 5.750% due 08/15/2029 (j)		5,253	4,181
American Airlines Pass-Through Trust 3.700% due 04/01/2028 (j)		2,015	1,848
Carvana Co. 10.250% due 05/01/2030		7,400	4,220
CGG SA
7.750% due 04/01/2027	EUR	8,900	8,228
8.750% due 04/01/2027 (j)		$25,253	21,085

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

DISH DBS Corp. 5.250% due 12/01/2026 (j)		5,630	4,503
DISH Network Corp. 11.750% due 11/15/2027 (j)		7,400	7,186
DTEK Energy BV (3.500% Cash and 4.000% PIK) 7.500% due 12/31/2027 (b)		4,607	1,362
Endurance International Group Holdings, Inc. 6.000% due 02/15/2029 (j)		10,800	7,308
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (j)		48,922	44,971
Iris Holdings, Inc. (8.750% Cash or 9.500% PIK) 8.750% due 02/15/2026 (b)(j)		18,158	16,785
Market Bidco Finco PLC 4.750% due 11/04/2027	EUR	2,300	1,941
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (j)		$605	536
Times Square Hotel Trust 8.528% due 08/01/2026		429	427
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		250	223
U.S. Renal Care, Inc. 10.625% due 07/15/2027		20,402	5,390
Vale SA 3.202% due 12/29/2049 ~(g)	BRL	340,000	23,769
Veritas U.S., Inc. 7.500% due 09/01/2025 (j)		$22,099	16,657
Viking Ocean Cruises Ship Ltd. 5.625% due 02/15/2029 (j)		6,100	5,242
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 (b)(j)		83,934	74,701
Windstream Escrow LLC 7.750% due 08/15/2028 (j)		51,680	42,378

			292,941

UTILITIES 1.8%
Eskom Holdings SOC Ltd. 6.750% due 08/06/2023		4,200	4,176
FEL Energy SARL 5.750% due 12/01/2040		5,621	4,643
Gazprom PJSC via Gaz Finance PLC 3.000% due 06/29/2027		200	135
NGD Holdings BV 6.750% due 12/31/2026		1,113	723
Oi SA 10.000% due 07/27/2025 ^(c)		63,541	4,985
Pacific Gas & Electric Co. 4.450% due 04/15/2042 (j)		448	352
Peru LNG SRL 5.375% due 03/22/2030		12,625	10,099

			25,113

Total Corporate Bonds & Notes (Cost $665,295)			503,216

CONVERTIBLE BONDS & NOTES 1.6%
BANKING & FINANCE 1.5%
PennyMac Corp. 5.500% due 03/15/2026 (j)		24,225	21,141

INDUSTRIALS 0.1%
DISH Network Corp. 3.375% due 08/15/2026 (j)		3,700	1,924

Total Convertible Bonds & Notes (Cost $27,838)			23,065

MUNICIPAL BONDS & NOTES 1.5%
PUERTO RICO 1.3%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		17,178	7,494
0.000% due 11/01/2051		29,682	11,631

			19,125

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)		25,000	2,219

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

Total Municipal Bonds & Notes (Cost $26,845)		21,344

U.S. GOVERNMENT AGENCIES 4.4%
Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(j)	23,101	3,145
3.000% due 12/25/2032 - 01/25/2051 (a)(j)	13,419	2,066
3.500% due 05/25/2030 (a)(j)	4,887	325
4.000% due 09/25/2051 (a)(j)	25,530	5,614
4.500% due 07/25/2045 (a)(j)	2,542	512
5.000% due 08/25/2043 (a)(j)	2,827	552
Freddie Mac
1.316% due 07/15/2042 •(a)(j)	1,943	203
1.516% due 03/15/2043 - 11/15/2047 •(a)(j)	9,419	781
2.000% due 11/25/2050 - 01/25/2051 (a)(j)	19,681	1,825
3.000% due 11/25/2050 - 09/25/2051 (a)(j)	47,375	7,035
3.500% due 04/25/2041 (a)(j)	9,293	1,226
4.000% due 11/25/2048 - 06/25/2051 (a)(j)	15,198	2,910
4.500% due 12/25/2050 (a)(j)	4,531	799
8.310% due 02/25/2042 •(j)	8,400	8,108
9.310% due 02/25/2042 •(j)	2,600	2,481
10.060% due 01/25/2034 •	4,000	3,336
12.060% due 10/25/2041 •(j)	22,000	20,497
13.060% due 02/25/2042 •(j)	1,200	1,097

Total U.S. Government Agencies (Cost $62,950)		62,511

NON-AGENCY MORTGAGE-BACKED SECURITIES 50.9%
280 Park Avenue Mortgage Trust 7.546% due 09/15/2034 •(j)	4,750	4,150
Ashford Hospitality Trust
6.784% due 04/15/2035 •(j)	2,500	2,324
7.784% due 04/15/2035 •(j)	8,700	8,036
Atrium Hotel Portfolio Trust
7.984% due 12/15/2036 •(j)	1,111	964
8.084% due 06/15/2035 •(j)	11,037	10,203
Austin Fairmont Hotel Trust 6.934% due 09/15/2032 •(j)	4,900	4,650
Banc of America Funding Trust
3.300% due 09/26/2036 ~(j)	4,491	3,467
5.085% due 06/26/2036 •(j)	3,430	2,802
5.750% due 05/26/2036	342	239
Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(j)	15,650	10,575
8.234% due 07/15/2037 ~(j)	4,278	3,983
Barclays Commercial Real Estate Trust 4.563% due 08/10/2033 ~(j)	16,650	12,608
Bear Stearns Commercial Mortgage Securities Trust 5.566% due 01/12/2045 ~	44	43
Beast Mortgage Trust
8.134% due 03/15/2036 •(j)	5,750	4,253
9.134% due 03/15/2036 •(j)	7,125	5,029
Beneria Cowen & Pritzer Collateral Funding Corp.
7.176% due 06/15/2038 •(j)	10,000	7,833
8.322% due 06/15/2038 •(j)	5,000	3,713
Braemar Hotels & Resorts Trust 7.084% due 06/15/2035 •(j)	7,900	7,319
Citigroup Commercial Mortgage Trust
3.518% due 05/10/2035 ~(j)	1,300	1,102
3.790% due 12/15/2072 ~(j)	4,600	2,600
7.609% due 12/15/2036 •(j)	8,811	8,417
Colony Mortgage Capital Ltd. 7.662% due 11/15/2038 ~(j)	15,000	13,576
Commercial Mortgage Trust
5.984% due 06/15/2034 •	2,300	2,001
6.234% due 06/15/2034 ~(j)	4,950	4,214
7.078% due 06/15/2034 •(j)	7,400	5,810
Connecticut Avenue Securities Trust 7.310% due 12/25/2041 ~(j)	4,300	3,958
Countrywide Alternative Loan Trust 6.250% due 12/25/2036	4,820	2,236
Credit Suisse Mortgage Capital Trust 7.984% due 07/15/2032 •(j)	19,982	18,211
CRSNT Commercial Mortgage Trust 8.190% due 04/15/2036 •(j)	7,000	6,295
DBWF Mortgage Trust 7.879% due 12/19/2030 •(j)	29,075	28,271
Deutsche Mortgage & Asset Receiving Corp. 3.997% due 11/27/2036 •(j)	6,337	5,303
DOLP Trust
0.665% due 05/10/2041 ~(a)(j)	309,500	12,301
3.704% due 05/10/2041 ~(j)	29,000	16,460
DROP Mortgage Trust 7.430% due 10/15/2043 •(j)	5,500	4,752
Extended Stay America Trust 8.385% due 07/15/2038 ~(j)	18,352	17,282

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

GCT Commercial Mortgage Trust 8.034% due 02/15/2038 •(j)		49,700	31,423
Greenwood Park CLO Ltd.
0.000% due 10/20/2030 «		13,000	132
0.000% due 04/15/2031 «		27,000	287
GS Mortgage Securities Corp. Trust 7.234% due 11/15/2032 •(j)		10,782	10,242
GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		187	178
0.000% due 12/25/2060 ~(a)		181,127	6,370
0.165% due 12/25/2060 ~(a)		158,501	1,088
3.756% due 12/25/2060 ~(j)		34,468	18,173
Hawaii Hotel Trust
7.434% due 05/15/2038 •(j)		34,720	33,080
7.434% (US0001M + 2.750%) due 05/15/2038 ~		5,000	4,764
Hilton Orlando Trust 7.584% due 12/15/2034 •(j)		6,953	6,635
HPLY Trust 7.834% due 11/15/2036 •(j)		1,676	1,533
JP Morgan Alternative Loan Trust 5.125% due 03/25/2037 •(j)		15,168	14,717
JP Morgan Chase Commercial Mortgage Securities Trust
6.984% due 02/15/2035 •(j)		1,310	1,231
7.201% due 07/05/2033 ~(j)		5,012	4,250
7.551% due 07/05/2033 ~(j)		10,000	8,290
7.784% due 03/15/2036 •(j)		25,550	22,803
8.534% due 03/15/2036 ~(j)		9,500	8,476
JP Morgan Resecuritization Trust 3.955% due 12/27/2046 •(j)		12,965	10,146
Lehman XS Trust 5.445% due 08/25/2037 •(j)		22,901	18,595
Mill City Mortgage Loan Trust
0.000% due 04/25/2057 ~		302,488	3,869
0.000% due 11/25/2058 ~		254,857	862
3.697% due 11/25/2058 ~(j)		16,205	8,762
3.834% due 04/25/2057 ~(j)		19,586	11,906
Morgan Stanley Capital Trust
6.928% due 12/15/2036 •(j)		4,294	3,091
7.009% due 11/15/2034 ~(j)		5,370	5,112
7.959% due 11/15/2034 •(j)		3,357	3,198
Morgan Stanley Re-REMIC Trust 3.007% due 03/26/2037 þ(j)		3,359	3,080
MRCD Mortgage Trust 2.718% due 12/15/2036 (j)		28,715	20,230
Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~(j)		15,192	12,347
7.084% due 11/15/2034 •(j)		6,000	5,604
New Orleans Hotel Trust 7.373% due 04/15/2032 •(j)		7,491	6,887
New Residential Mortgage Loan Trust
3.528% due 07/25/2055 ~(j)		1,242	909
3.998% due 07/25/2059 ~(j)		5,000	2,541
4.328% due 07/25/2055 ~		1,000	722
New York Mortgage Trust 5.250% due 07/25/2062 þ(j)		28,048	26,531
PMT Credit Risk Transfer Trust 7.752% due 02/27/2024 •(j)		17,093	16,595
Residential Accredit Loans, Inc. Trust 5.265% due 06/25/2037 •		878	766
Seasoned Credit Risk Transfer Trust
3.312% due 05/25/2057 ~		17,820	6,372
4.250% due 09/25/2060 (j)		7,547	6,575
4.250% due 03/25/2061 ~		3,263	2,626
4.750% due 10/25/2058 ~(j)		2,360	2,112
10.795% due 11/25/2060 ~		5,548	4,147
14.119% due 09/25/2060 ~		4,234	2,997
SFO Commercial Mortgage Trust
7.584% due 05/15/2038 •(j)		18,000	14,536
8.334% due 05/15/2038 •(j)		8,000	6,003
Tharaldson Hotel Portfolio Trust 8.190% due 11/11/2034 •(j)		5,025	4,737
Trinity Square PLC
0.000% due 07/15/2059 (f)	GBP	10,853	30,330
7.363% due 07/15/2059 ~		10,843	13,029
8.363% due 07/15/2059 •		5,421	6,528
8.863% due 07/15/2059 •		10,224	12,502
VASA Trust
7.834% due 07/15/2039 •(j)		$10,000	9,054
8.584% due 07/15/2039 •(j)		7,000	6,299
Verus Securitization Trust 3.195% due 10/25/2063 ~		1,800	1,390
Waikiki Beach Hotel Trust
6.714% due 12/15/2033 •(j)		3,000	2,847
7.364% due 12/15/2033 •(j)		5,000	4,616
WaMu Mortgage Pass-Through Certificates Trust
3.948% due 07/25/2047 •(j)		2,224	1,750

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

5.895% due 12/25/2045 ~(j)	12,926	10,496
Wells Fargo Mortgage-Backed Securities Trust 4.479% due 10/25/2036 ~	263	238

Total Non-Agency Mortgage-Backed Securities (Cost $874,136)		729,590

ASSET-BACKED SECURITIES 21.9%
Aames Mortgage Investment Trust 7.545% due 01/25/2035 •(j)	5,000	3,366
ACE Securities Corp. Home Equity Loan Trust
5.220% due 08/25/2036 •(j)	24,155	17,762
5.430% due 02/25/2036 ~(j)	6,448	5,374
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 6.645% due 07/25/2035 •(j)	7,500	5,658
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 5.535% due 01/25/2036 •(j)	16,362	13,015
Asset-Backed Securities Corp. Home Equity Loan Trust 5.075% due 05/25/2037 •(j)	8,424	5,794
Ayresome CDO Ltd. 5.378% due 12/08/2045 •(j)	26,005	8,670
Bear Stearns Asset-Backed Securities Trust 5.193% due 01/25/2037 •(j)	6,306	5,434
BSPRT Issuer Ltd. 7.084% due 05/15/2029 •(j)	5,000	4,846
Carvana Auto Receivables Trust 0.000% due 01/10/2028 «(f)	10	1,978
College Avenue Student Loans LLC 4.120% due 07/25/2051	1,750	1,572
Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)	840,370	210
4.809% due 08/02/2049 •	29,910	293
Encore Credit Receivables Trust 6.600% due 10/25/2035 •(j)	5,703	4,957
Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(f)	7	1,917
0.000% due 08/15/2031 «(f)	12	4,626
0.000% due 12/15/2033 «(f)	12	4,541
Fieldstone Mortgage Investment Trust 7.770% due 08/25/2034 •	3,000	2,171
First Franklin Mortgage Loan Trust
5.155% due 10/25/2036 •(j)	6,000	4,737
5.775% due 11/25/2035 •(j)	7,501	6,212
First NLC Trust 5.865% due 12/25/2035 •	6,084	4,971
Flagship Credit Auto Trust 0.000% due 04/17/2028 «(f)	10	1,653
FREED ABS Trust 0.000% due 09/20/2027 «(f)	4	460
Greenwood Park CLO Ltd. 0.000% due 04/15/2031 ~	27,000	10,367
GSAMP Trust 5.295% due 08/25/2036 ~(j)	15,910	13,153
Home Equity Mortgage Loan Asset-Backed Trust 5.015% due 04/25/2037 •(j)	7,230	4,985
KKR CLO Ltd. 0.000% due 04/20/2034 ~	10,000	7,558
Long Beach Mortgage Loan Trust 5.550% due 11/25/2035 •(j)	10,014	9,256
Madison Park Funding Ltd. 0.000% due 07/27/2047 ~	5,600	2,570
Marlette Funding Trust 0.000% due 09/16/2030 «(f)	38	1,944
Montauk Point CDO Ltd.
4.056% due 10/06/2042 •(j)	213,556	13,753
5.098% due 04/06/2046 ~(j)	327,058	2,340
Morgan Stanley ABS Capital, Inc. Trust 5.955% due 07/25/2035 ~(j)	11,601	8,241
Morgan Stanley Capital, Inc. Trust 5.205% due 03/25/2036 •(j)	2,406	1,946
Morgan Stanley Home Equity Loan Trust 5.910% due 05/25/2035 •(j)	5,321	4,374
Myers Park CLO Ltd. 0.000% due 10/20/2030 «~	13,000	8,336
New Century Home Equity Loan Trust 5.865% due 06/25/2035 •(j)	17,487	15,663
Option One Mortgage Loan Trust 5.085% due 04/25/2037 •(j)	3,689	2,087
PRET LLC
3.721% due 07/25/2051 þ	2,600	2,158
3.967% due 09/25/2051 þ(j)	17,900	15,819
Ready Capital Mortgage Financing LLC 8.595% due 04/25/2038 •(j)	7,000	6,486
Renaissance Home Equity Loan Trust 5.586% due 11/25/2036 þ(j)	7,935	2,754
Securitized Asset-Backed Receivables LLC Trust 5.345% due 03/25/2036 •(j)	1,500	922

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

Sierra Madre Funding Ltd. 5.089% due 09/07/2039 •	1,116	827
SMB Private Education Loan Trust 0.000% due 02/16/2055 «(f)	5	6,731
Specialty Underwriting & Residential Finance Trust 4.127% due 09/25/2037 •(j)	23,354	8,108
Structured Asset Investment Loan Trust 5.365% due 05/25/2036 •(j)	14,747	6,051
Structured Asset Securities Corp. Mortgage Loan Trust
5.045% due 06/25/2037 •(j)	5,668	3,763
5.085% due 01/25/2037 •(j)	9,693	6,169
5.145% due 04/25/2036 •(j)	20,528	17,682
Structured Finance Advisors ABS CDO Ltd. 4.754% due 07/02/2037 •	41,770	7,587
Summer Street Ltd. 5.236% due 12/06/2045 •(j)	49,629	12,685

Total Asset-Backed Securities (Cost $425,249)		314,532

SOVEREIGN ISSUES 1.2%
Argentina Government International Bond 3.500% due 07/09/2041 þ(j)	5,233	1,470
Ecuador Government International Bond
2.500% due 07/31/2035 þ	3,300	1,112
5.500% due 07/31/2030 þ	19,720	9,258
Russia Government International Bond
5.100% due 03/28/2035 ^«(c)	200	12
5.625% due 04/04/2042 ^ (c)	4,200	2,696
Ukraine Government International Bond 6.876% due 05/21/2031 ^(c)	10,700	1,889

Total Sovereign Issues (Cost $29,344)		16,437

	SHARES
COMMON STOCKS 2.3%
CONSUMER DISCRETIONARY 0.0%
Promotora de Informaciones SA (d)	1,623,357	640

FINANCIALS 1.5%
Banca Monte dei Paschi di Siena SpA (d)	2,274,000	4,946
Credit Suisse Group AG	115,607	104
Intelsat Emergence SA «(d)(h)	650,684	15,942

		20,992

INDUSTRIALS 0.8%
NAC Aviation Restricted «(d)(h)	373,201	5,225
Syniverse Holdings, Inc. «(h)	6,326,259	5,961
Voyager Aviation Holdings LLC «(d)	6,860	0

		11,186

Total Common Stocks (Cost $59,171)		32,818

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(d)	68,143	426

Total Rights (Cost $0)		426

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	68,143	477

Total Warrants (Cost $0)		477

PREFERRED SECURITIES 2.1%
FINANCIALS 1.4%
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(g)	19,184,350	20,089
SVB Financial Group
4.250% due 11/15/2026 ^(c)(g)	300,000	20

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

4.700% due 11/15/2031 ^(c)(g)		492,000	33

			20,142

INDUSTRIALS 0.7%
Voyager Aviation Holdings LLC «		41,160	9,539

Total Preferred Securities (Cost $43,575)			29,681

REAL ESTATE INVESTMENT TRUSTS 2.2%
FINANCIALS 2.2%
Annaly Capital Mangaement, Inc.		609,500	11,647
KKR Real Estate Finance Trust, Inc.		1,082,100	12,325
PennyMac Mortgage Investment Trust		556,200	6,858

Total Real Estate Investment Trusts (Cost $50,974)			30,830

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 14.6%
REPURCHASE AGREEMENTS (i) 13.8%			197,997

SHORT-TERM NOTES 0.0%
Corestate Capital Holding SA 8.000% due 04/15/2023 (h)	EUR	300	326

U.S. TREASURY BILLS 0.8%
4.344% due 04/06/2023 - 05/09/2023 (e)(f)(m)		$11,753	11,716

Total Short-Term Instruments (Cost $209,718)			210,039

Total Investments in Securities (Cost $3,188,907)			2,577,413

Total Investments 179.8% (Cost $3,188,907)			$2,577,413
Financial Derivative Instruments (k)(l) (0.3)%(Cost or Premiums, net $(16,269))			(4,597)
Other Assets and Liabilities, net (79.5)%			(1,139,479)

Net Assets 100.0%			$1,433,337

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Corestate Capital Holding SA 8.000% due 04/15/2023	12/06/2022	$314	$326	0.03
Intelsat Emergence SA	01/29/2021 - 03/09/2021	38,680	15,942	1.11
NAC Aviation Restricted	06/01/2022 - 07/27/2022	8,750	5,225	0.36
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2022	6,208	5,961	0.42

$53,952	$27,454	1.92%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(i)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	4.880%	04/03/2023	04/04/2023	$60,000	U.S. Treasury Notes 2.875% due 04/30/2025	$(61,252)	$60,000	$60,000
4.890	03/31/2023	04/03/2023	77,200	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2030	(79,251)	77,200	77,231
MEI	4.480	03/29/2023	04/05/2023	CAD	40,000	Canada Government Bond 1.250% due 03/01/2027	(30,139)	29,597	29,615
NOM	4.920	03/31/2023	04/03/2023	$31,200	U.S. Treasury Bonds 3.375% due 05/15/2044	(32,217)	31,200	31,213

Total Repurchase Agreements	$(202,859)	$197,997	$198,059

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOM	5.300%	03/23/2023	06/01/2023	$(12,970)	$(12,991)
BOS	5.910	01/06/2023	06/05/2023	(7,659)	(7,762)
BPS	(0.500)	12/21/2022	TBD(3)	EUR	(1,488)	(1,608)
3.110	02/09/2023	05/10/2023	(2,870)	(3,126)
3.220	02/22/2023	05/22/2023	(1,728)	(1,881)
5.230	03/14/2023	05/19/2023	$(5,148)	(5,163)
5.490	02/16/2023	06/16/2023	(19,500)	(19,630)
5.490	03/14/2023	07/14/2023	(48,818)	(48,960)
5.510	03/23/2023	07/21/2023	(3,332)	(3,338)
5.540	03/01/2023	07/31/2023	(7,377)	(7,412)
5.560	03/02/2023	07/31/2023	(6,435)	(6,465)
5.960	03/09/2023	07/07/2023	(36,080)	(36,225)
5.960	03/16/2023	07/14/2023	(87,522)	(87,771)
6.010	03/16/2023	07/14/2023	(9,636)	(9,664)
6.060	03/09/2023	07/07/2023	(4,769)	(4,788)
6.260	03/09/2023	07/07/2023	(721)	(724)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

	6.260	03/16/2023	07/14/2023		(12,936)	(12,975)
BRC	3.250	03/31/2023	TBD(3)		(1,288)	(1,397)
	5.634	01/13/2023	04/14/2023		$(12,874)	(13,035)
	5.634	03/10/2023	04/14/2023		(5,247)	(5,267)
	5.940	02/10/2023	08/10/2023		(6,492)	(6,548)
	5.973	02/27/2023	05/30/2023		(5,762)	(5,795)
	6.005	01/05/2023	07/05/2023		(4,521)	(4,587)
	6.010	02/03/2023	08/03/2023		(22,517)	(22,738)
	6.060	02/03/2023	08/03/2023		(2,351)	(2,375)
	6.090	01/30/2023	08/30/2023		(14,123)	(14,274)
	6.090	02/10/2023	08/10/2023		(22,948)	(23,150)
	6.140	01/30/2023	08/30/2023		(28,082)	(28,384)
BYR	5.470	10/26/2022	04/26/2023		(28,100)	(28,704)
	5.470	03/14/2023	04/26/2023		(3,272)	(3,281)
	5.470	03/31/2023	04/26/2023		(3,914)	(3,916)
	5.520	03/24/2023	09/20/2023		(17,004)	(17,030)
CEW	5.500	03/24/2023	TBD(3)		(9,817)	(9,832)
	5.860	01/12/2023	04/12/2023		(28,380)	(28,754)
CIB	5.390	01/17/2023	07/17/2023		(25)	(26)
DBL	3.050	02/07/2023	05/10/2023	EUR	(17,157)	(18,693)
	6.386	03/14/2023	05/12/2023		$(18,589)	(18,655)
	6.436	03/14/2023	05/12/2023		(13,969)	(14,019)
IND	5.460	03/07/2023	07/07/2023		(3,120)	(3,133)
	5.480	03/07/2023	07/07/2023		(555)	(557)
JML	3.050	09/14/2022	TBD(3)	EUR	(19,760)	(21,635)
	3.070	03/09/2023	TBD(3)		(4,492)	(4,878)
	3.100	02/09/2023	05/10/2023		(940)	(1,024)
	3.250	02/22/2023	05/22/2023		(710)	(773)
	5.250	03/24/2023	05/05/2023		$(10,222)	(10,237)
	5.310	01/06/2023	07/06/2023		(1,196)	(1,210)
JPS	5.770	02/06/2023	08/07/2023		(21,769)	(21,964)
	5.840	01/03/2023	04/03/2023		(26,812)	(27,204)
	5.890	01/03/2023	04/03/2023		(19,675)	(19,965)
	5.890	02/09/2023	04/03/2023		(3,256)	(3,284)
	5.940	01/03/2023	04/03/2023		(3,231)	(3,279)
	6.150	04/03/2023	10/02/2023		(1,998)	(1,998)
	6.200	04/03/2023	10/02/2023		(8,892)	(8,892)
	6.230	03/21/2023	07/19/2023		(7,518)	(7,535)
	6.250	04/03/2023	10/02/2023		(4,218)	(4,218)
	6.287	02/14/2023	10/12/2023		(16,821)	(16,962)
MEI	2.000	01/06/2023	01/03/2025	EUR	(676)	(736)
	4.632	02/17/2023	05/18/2023	GBP	(8,882)	(11,018)
MSB	5.054	03/31/2023	07/31/2023		(4,210)	(5,195)
	5.154	03/31/2023	07/31/2023		(8,718)	(10,759)
	5.204	03/31/2023	07/31/2023		(6,527)	(8,056)
	5.960	10/14/2022	04/12/2023		$(10,656)	(10,920)
	6.060	01/31/2023	07/31/2023		(25,238)	(25,483)
	6.060	03/16/2023	09/15/2023		(1,979)	(1,985)
	6.060	04/03/2023	09/26/2023		(24,646)	(24,646)
	6.080	04/03/2023	09/26/2023		(24,152)	(24,152)
	6.110	01/27/2023	07/26/2023		(28,559)	(28,859)
	6.110	02/03/2023	07/31/2023		(3,399)	(3,430)
	6.110	04/03/2023	09/26/2023		(26,935)	(26,935)
	6.160	04/03/2023	09/26/2023		(17,985)	(17,985)
	6.260	02/22/2023	08/21/2023		(46,733)	(47,047)
MZF	6.300	03/08/2023	09/08/2023		(9,808)	(9,852)
NOM	5.150	03/24/2023	TBD(3)		(502)	(502)
RBC	5.770	03/13/2023	07/13/2023		(14,141)	(14,187)
	6.110	03/17/2023	07/17/2023		(4,556)	(4,567)
RCY	5.400	01/17/2023	07/17/2023		(3,413)	(3,452)
	5.660	02/17/2023	09/18/2023		(5,584)	(5,624)
RDR	4.970	01/31/2023	04/03/2023		(196)	(198)
	4.970	02/03/2023	04/03/2023		(344)	(347)
	5.320	04/03/2023	06/02/2023		(996)	(996)
RTA	5.480	03/14/2023	07/13/2023		(21,265)	(21,328)
	5.550	01/03/2023	04/03/2023		(16,531)	(16,760)
	5.930	03/03/2023	07/03/2023		(6,180)	(6,208)
	5.930	03/07/2023	09/07/2023		(16,463)	(16,534)
	5.960	03/03/2023	07/03/2023		(3,921)	(3,939)
	5.990	04/03/2023	08/03/2023		(6,104)	(6,104)
	6.010	03/29/2023	07/31/2023		(16,907)	(16,921)
	6.010	04/03/2023	08/03/2023		(3,422)	(3,422)
	6.070	04/03/2023	07/03/2023		(17,342)	(17,342)
SCX	4.530	03/07/2023	04/06/2023		(2,174)	(2,182)
SOG	5.480	01/24/2023	07/24/2023		(4,896)	(4,948)
	5.750	02/22/2023	08/22/2023		(4,894)	(4,925)
	5.756	11/16/2022	05/16/2023		(3,000)	(3,066)
	5.756	11/17/2022	05/17/2023		(10,816)	(11,052)
	5.756	11/18/2022	05/18/2023		(7,082)	(7,236)
	5.806	11/16/2022	05/16/2023		(15,717)	(16,067)
	6.092	01/05/2023	07/05/2023		(7,612)	(7,726)
UBS	2.070	09/14/2022	TBD(3)	EUR	(1,063)	(1,162)
	2.180	10/19/2022	TBD(3)		(2,378)	(2,599)
	2.230	10/19/2022	TBD(3)		(4,676)	(5,110)
	2.750	01/12/2023	04/12/2023		(11,662)	(12,725)
	5.350	01/13/2023	04/13/2023		$(8,627)	(8,730)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

5.350	02/13/2023	05/12/2023	(15,581)	(15,695)
5.550	02/03/2023	08/03/2023	(754)	(761)
5.590	02/03/2023	08/03/2023	(18,478)	(18,648)
5.630	01/10/2023	06/09/2023	(14,199)	(14,384)
5.810	01/19/2023	07/14/2023	(6,646)	(6,725)
5.910	01/19/2023	07/14/2023	(10,821)	(10,952)
6.050	01/05/2023	06/05/2023	(3,529)	(3,581)
6.060	02/06/2023	08/04/2023	(9,903)	(9,996)
6.110	01/19/2023	07/14/2023	(10,662)	(10,796)
6.641	03/14/2023	09/12/2023	(22,092)	(22,173)

Total Reverse Repurchase Agreements	$(1,296,419)

(j)	Cash of $14,434 has been pledged as collateral under the terms of master agreements as of March 31, 2023.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(1,315,013) at a weighted average interest rate of 3.759%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2024	66	$(15,791)	$267	$0	$(3)
3-Month SOFR Active Contract December Futures	03/2025	35	(8,477)	77	0	(6)
3-Month SOFR Active Contract December Futures	03/2026	38	(9,221)	74	0	(6)
3-Month SOFR Active Contract June Futures	09/2024	44	(10,608)	127	0	(7)
3-Month SOFR Active Contract June Futures	09/2025	35	(8,488)	72	0	(6)
3-Month SOFR Active Contract March Futures	06/2024	58	(13,934)	197	0	(7)
3-Month SOFR Active Contract March Futures	06/2025	31	(7,515)	66	0	(5)
3-Month SOFR Active Contract March Futures	06/2026	36	(8,736)	68	0	(6)
3-Month SOFR Active Contract September Futures	12/2024	41	(9,913)	100	0	(7)
3-Month SOFR Active Contract September Futures	12/2025	29	(7,035)	58	0	(5)

Total Futures Contracts	$1,106	$0	$(58)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	6.588%	EUR	1,000	$64	$(108)	$(44)	$10	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	7.084	13,300	739	(1,611)	(872)	139	0

$803	$(1,719)	$(916)	$149	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	9,800	$286	$5,476	$5,762	$63	$0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$71,200	(5)	883	878	0	(56)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	24,600	0	303	303	0	(23)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	09/21/2026	91,700	(6,758)	(1,554)	(8,312)	200	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027	230,100	(19,716)	4,194	(15,522)	569	0
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	12/21/2027	309,800	313	7,309	7,622	872	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029	144,300	(14,841)	2,944	(11,897)	506	0

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		40,100	9,900	(75)	9,825	0	(399)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		27,100	6,527	(9)	6,518	0	(274)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/21/2052		81,300	(245)	(8,215)	(8,460)	0	(1,092)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	1,000	0	(5)	(5)	0	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		700	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		800	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		2,200	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		3,700	0	(5)	(5)	0	(1)
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		1,900	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		1,800	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		3,800	0	(4)	(4)	0	(1)
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		318,400	2,522	(10,105)	(7,583)	22	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		1,200	0	(7)	(7)	0	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		600	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		600	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027		300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		1,400	0	(4)	(4)	0	0
Receive	1-Year BRL-CDI	11.788	Maturity	01/04/2027		471,000	0	970	970	0	(16)
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		3,200	0	(7)	(7)	0	0
Pay	1-Year BRL-CDI	12.015	Maturity	01/04/2027		124,200	0	(153)	(153)	4	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		$6,300	(352)	(582)	(934)	16	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		43,200	(62)	(4,483)	(4,545)	125	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	50,200	4,740	7,315	12,055	0	(12)
Receive	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		5,700	448	205	653	0	(2)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		29,900	182	1,135	1,317	6	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	41,000	0	62	62	0	(1)
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		17,100	0	26	26	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		10,200	0	15	15	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		4,900	0	4	4	0	(2)
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		4,300	0	1	1	0	(1)
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		2,100	9	(2)	7	0	(1)
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		8,700	36	(9)	27	0	(3)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		2,100	0	(3)	(3)	0	(1)
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		5,000	0	(5)	(5)	0	(2)

							$(17,016)	$5,592	$(11,424)	$2,383	$(1,887)

Total Swap Agreements							$(16,213)	$3,873	$(12,340)	$2,532	$(1,887)

Cash of $41,661 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		04/2023			$26,050		PEN	98,220	$41		$0
		04/2023			330		PLN	1,445	4		0
		05/2023		EUR	4,384		$4,737		0		(28)
		05/2023		GBP	7,729		9,230		0		(313)
		05/2023		PEN	98,221		26,003		0		(49)
		05/2023			$12,104		EUR	11,242	119		(3)
		05/2023			23,934		PEN	91,792	401		0
BPS		05/2023		EUR	194,870		$209,168		0		(2,669)
		05/2023			$4,998		EUR	4,675	84		0
		06/2023		MXN	246,828		$12,935		0		(556)
		06/2023			$1,397		IDR	21,371,990	31		0
BRC		04/2023			221		PLN	975	5		0
		05/2023		GBP	78,886		$95,317		0		(2,081)
		05/2023			$10,801		GBP	8,720	0		(34)
CBK		04/2023		BRL	19,520		$3,718		0		(133)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

04/2023	PEN	98,221	24,555	0	(1,536)
04/2023	$3,787	BRL	19,520	64	0
04/2023	2,223	PEN	8,779	106	0
05/2023	CAD	9,397	$7,042	84	0
05/2023	GBP	7,110	8,666	0	(113)
05/2023	$7,336	EUR	6,834	93	0
05/2023	1,720	GBP	1,423	37	0
05/2023	12,449	MXN	251,634	1,420	0
06/2023	3,718	BRL	19,728	133	0
06/2023	112	IDR	1,684,989	0	0
MYI	05/2023	2,229	EUR	2,084	38	(2)
06/2023	IDR	8,274,830	$545	0	(8)
SCX	04/2023	$1,623	ZAR	29,858	53	0
05/2023	CHF	893	$983	2	0
05/2023	EUR	2,219	2,384	0	(29)
05/2023	$19,758	GBP	16,030	43	(9)
06/2023	IDR	14,603,081	$957	0	(19)
06/2023	$109	IDR	1,651,835	2	0
09/2023	ZAR	525	$30	1	0
TOR	04/2023	29,858	1,718	43	0
05/2023	GBP	252	307	0	(4)
UAG	04/2023	CAD	40,034	29,312	0	(311)
05/2023	EUR	1,600	1,704	0	(36)
06/2023	$98	MXN	1,865	4	0

Total Forward Foreign Currency Contracts	$2,808	$(7,933)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BYL	Banca Monte Dei Paschi Di	5.000%	Quarterly	06/20/2024	4.337%	EUR	2,000	$(56)	$77	$21	$0

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS
Swap Agreements, at Value
Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Pay	Team Health Holdings, Inc.	1-Month USD-LIBOR	Monthly	04/28/2023	$2,500	$0	$(80)	$0	$(80)

Total Swap Agreements	$(56)	$(3)	$21	$(80)

(l)

Securities with an aggregate market value of $7,977 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$7,040	$495,013	$100,394	$602,447
Corporate Bonds & Notes
Banking & Finance	0	185,162	0	185,162
Industrials	0	292,941	0	292,941
Utilities	0	25,113	0	25,113
Convertible Bonds & Notes
Banking & Finance	0	21,141	0	21,141
Industrials	0	1,924	0	1,924
Municipal Bonds & Notes
Puerto Rico	0	19,125	0	19,125
West Virginia	0	2,219	0	2,219
U.S. Government Agencies	0	62,511	0	62,511
Non-Agency Mortgage-Backed Securities	0	729,171	419	729,590
Asset-Backed Securities	0	282,346	32,186	314,532
Sovereign Issues	0	16,425	12	16,437
Common Stocks
Consumer Discretionary	640	0	0	640
Financials	5,050	0	15,942	20,992
Industrials	0	0	11,186	11,186
Rights
Financials	0	0	426	426
Warrants
Financials	0	0	477	477
Preferred Securities
Financials	0	20,142	0	20,142
Industrials	0	0	9,539	9,539
Real Estate Investment Trusts
Financials	30,830	0	0	30,830
Short-Term Instruments
Repurchase Agreements	0	197,997	0	197,997
Short-Term Notes	0	0	326	326
U.S. Treasury Bills	0	11,716	0	11,716

Total Investments	$43,560	$2,362,946	$170,907	$2,577,413

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,532	0	2,532
Over the counter	0	2,829	0	2,829

$0	$5,361	$0	$5,361
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,945)	0	(1,945)
Over the counter	0	(8,013)	0	(8,013)

$0	$(9,958)	$0	$(9,958)

Total Financial Derivative Instruments	$0	$(4,597)	$0	$(4,597)

Totals	$43,560	$2,358,349	$170,907	$2,572,816

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:
Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$219,124	$41,531	$(27,706)	$19	$(345)	$(17,374)	$0	$(114,855)	$100,394	$1,310
Corporate Bonds & Notes
Industrials	105,768	1,800	0	285	0	(8,332)	0	(99,521)	0	0
Non-Agency Mortgage-Backed Securities	701	0	0	0	0	(282)	0	0	419	(281)
Asset-Backed Securities	51,484	0	(1,422)	239	(761)	(17,354)	0	0	32,186	(18,017)
Sovereign Issues	0	0	0	0	0	0	12	0	12	0
Common Stocks
Financials	18,219	0	0	0	0	(2,277)	0	0	15,942	(2,277)
Industrials	14,859	405	0	0	0	(4,078)	0	0	11,186	(4,077)
Rights
Financials	324	0	0	0	0	102	0	0	426	102
Warrants
Financials	341	0	0	0	0	136	0	0	477	136
Preferred Securities
Industrials	12,445	0	0	0	0	(2,906)	0	0	9,539	(2,906)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

Short-Term Instruments
Short-Term Notes	0	314	0	0	0	12	0	0	326	12

Totals	$423,265	$44,050	$(29,128)	$543	$(1,106)	$(52,353)	$12	$(214,376)	$170,907	$(25,998)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$45,448	Discounted Cash Flow	Discount Rate	7.220 - 8.410	7.864
17,980	Discounted Cash Flow	Discount Spread	4.834 - 6.000	5.281
21,333	Indicative Market Quotation	Price	94.500 - 97.000	96.904
15,633	Third Party Vendor	Broker Quote	93.000	—
Non-Agency Mortgage-Backed Securities	419	Discounted Cash Flow	Discount Rate	9.000	—
Asset-Backed Securities	32,186	Discounted Cash Flow	Discount Rate	10.000 - 25.137	18.024
Sovereign Issues	12	Third Party Vendor	Expected Recovery	6.000	—
Common Stocks
Financials	15,942	Indicative Market Quotation	Price	$22.250	—
Industrials	5,961	Discounted Cash Flow	Discount Rate	13.960	—
5,225	Indicative Market Quotation	Broker Quote	$14.000	—
Rights
Financials	426	Other Valuation Techniques(2)	—	—	—
Warrants
Financials	477	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	9,539	Discounted Cash Flow/Comparable Multiple	Discount Rate/TBV Multiple	%/x	27.030/0.340	—
Short-Term Instruments
Short-Term Notes	326	Proxy Pricing	Base Price	100.229	—

Total	$170,907

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

PDOLS I LLC and RLM 4365 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company, exempted companies, were formed as wholly owned subsidiaries acting as an investment vehicles for the PIMCO Dynamic Income Opportunities Fund (the “Fund”) in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets
PDOLS I LLC	01/15/2021	0.8%
RLM 4365 LLC	01/15/2021	0.0%

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Notes to Financial Statements (Cont.)

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CIB	Canadian Imperial Bank of Commerce	RBC	Royal Bank of Canada
BOM	Bank of Montreal	DBL	Deutsche Bank AG London	RCY	Royal Bank of Canada
BOS	BofA Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC	SCX	Standard Chartered Bank, London
BYL	Barclays Bank PLC London Branch	MEI	Merrill Lynch International	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	MSB	Morgan Stanley Bank, N.A	TOR	The Toronto-Dominion Bank
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
CDI	Natixis Singapore	MZF	Mizuho Securities USA LLC	UBS	UBS Securities LLC
CEW	Canadian Imperial Bank of Commerce World Markets	NOM	Nomura Securities International, Inc.

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	USD (or $)	United States Dollar
CHF	Swiss Franc	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro	PEN	Peruvian New Sol

Index/Spread Abbreviations:
EUR001M	1 Month EUR Swap Rate	LIBOR01M	1 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	US0001M	ICE 1-Month USD LIBOR
EUR012M	12 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BRL-CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"